Notice of Stock Option Grant -1- 11/2023 CONFIDENTIAL Mueller Water Products, Inc. Notice of Stock Option Grant Unless otherwise defined herein, all capitalized terms in this Notice of Stock Option Grant (“Notice of Grant”) shall have the meanings ascribed to them in the Mueller Water Products, Inc. Second Amended and Restated 2006 Stock Incentive Plan (the “Plan”). [Participant Name] [Address Line 1] [Address Line 2] The person named above (the “Optionholder”) has been granted an option (the “Option”) to purchase shares of Common Stock of Mueller Water Products, Inc. (the “Company”), subject to the terms and conditions of the Plan, this Notice of Grant, and the Stock Option Agreement (attached as Exhibit A), as follows: Date of Grant: Exercise Price per Share: $ Total Number of Shares Granted: Type of Option: Nonstatutory Stock Option Term/ Expiration Date: Not later than [insert date that is 10 years from date of grant] Payment: By one or a combination of the following items (as described in greater detail in the Stock Option Agreement and the Plan): • By cash or check • By a “same day sale” arrangement • By delivery of other shares of Common Stock Vesting Schedule: This Option will vest and may be exercised, in whole or in part, to the extent vested in accordance with the following schedule: - Vesting Without Termination of Continuous Service. One-third of the options subject to the Option shall vest and become exercisable on each of the first three anniversaries of the Date of Grant, provided that such anniversary date falls on a trading date (defined for this purpose as a date on which the New York Stock Exchange is open for the transaction of business) or, if not, on the next trading date (each, a “vesting date”), subject to the Optionholder’s Continuous Service on each such date. - No Fractional Shares. If, on any vesting date, the vesting schedule would result in the vesting of a fraction of a share, such fraction shall be rounded to the nearest

Notice of Stock Option Grant -2- 11/2023 CONFIDENTIAL whole share in a manner acceptable to management or any independent third party administering any terms of the Plan for the Company. - Termination of Continuous Service. In the event the Optionholder terminates Continuous Service for any reason before a vesting date (other than by reason of the Optionholder’s death, Disability or Retirement), all unvested shares of Common Stock subject to the Option shall be forfeited to the Company and the portion of the Option attributable to such unvested shares will lapse and terminate and shall not be exercisable by any Person. - Death or Disability. All shares of Common Stock subject to the Option that have not previously vested shall vest and become exercisable upon the Optionholder’s termination of Continuous Service as a result of death or Disability. - Retirement. In the event that an Optionholder is Retirement eligible on the Date of Grant or becomes Retirement eligible before a vesting date, the Optionholder will vest in shares of Common Stock subject to the Option that have not previously vested upon the Optionholder’s Retirement provided that the Optionholder has remained in Continuous Service from the Grant Date through at least the first anniversary of the Grant Date (for Optionholders who are not non- employee directors) or at least to the date of the next regularly scheduled annual stockholders meeting (for Optionholders who are non-employee directors). If an Optionholder who is not a non-employee director terminates Continuous Service before the first anniversary of the Grant Date or an Optionholder who is a non- employee director terminates Continuous Service before the next regularly scheduled annual stockholders meeting, the portion of the Option attributable to any unvested shares will lapse and terminate and shall not be exercisable by any Person. The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Notice of Grant, the Stock Option Agreement, and the Plan, both of which are made a part of this document. The Optionholder has reviewed the Plan, the Notice of Grant and the Stock Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice of Grant. Optionholder further acknowledges that as of the Date of Grant, this Notice of Grant, the Stock Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder, and (ii) the following agreements only: Other Agreements (if any): The Optionholder acknowledges that if no other agreements are listed above, no other agreements on the subject hereof exist. By signing the Notice of Grant, the Optionholder agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors (or any Committee to whom the Board has delegated administration of the Plan) upon any questions relating to the Plan, the Notice of Grant and the Option Agreement.

Notice of Stock Option Grant -3- 11/2023 CONFIDENTIAL OPTIONHOLDER: MUELLER WATER PRODUCTS, INC. __________________________ (Name) ___________________________ (Signature) (Signature) ___________________________ Marietta Edmunds Zakas, Chief Executive Officer (Date)

Notice of Stock Option Grant -4- 11/2023 CONFIDENTIAL EXHIBIT A MUELLER WATER PRODUCTS, INC. STOCK OPTION AGREEMENT 1. Grant of Option. The Company hereby grants to the Optionholder named in the Notice of Grant attached to this Agreement (the “Optionholder”) an option (the “Option”) to purchase the number of shares of Common Stock (“Shares”) of the Company, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Amended and Restated 2006 Stock Incentive Plan (“Plan”), which is incorporated by reference into this Stock Option Agreement (the “Option Agreement”), the Option Agreement and the Notice of Grant. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. Optionholders who are not non-employee directors must accept this Option no later than ninety (90) days following the Date of Grant, after which time the Option and this Option Agreement shall be void and of no further effect. 2. Exercise of Option. (a) Right to Exercise. This Option is exercisable during its term in accordance with the vesting schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan and the Option Agreement. The Exercise Notice shall be completed by the Optionholder and delivered to the Company’s Stock Plan Administrator, as designated by the Company from time to time. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. The Optionholder shall also be required to make adequate provision for all withholding taxes relating to the exercise of the Option as a condition to the exercise of the Option. This Option shall be deemed to be exercised only upon receipt by the Company of such fully executed Exercise Notice accompanied by the payment of such aggregate Exercise Price and arrangement for the adequate provision for the withholding taxes relating to the exercise. (c) Compliance. No Shares shall be issued pursuant to the exercise of this Option unless such issuance, exercise and the method of payment of consideration for such Shares complies with Applicable Law. This Option may not be exercised for a fraction of a share. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionholder on the date the Option is exercised with respect to such Exercised Shares. Notwithstanding the foregoing, the Company shall not be liable to the Optionholder for damages relating to any delays in issuing the certificates for the Exercised Shares to the Optionholder, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves. 3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionholder: (a) cash or check;

Notice of Stock Option Grant -5- 11/2023 CONFIDENTIAL (b) consideration received by the Company under a “same day sale” program implemented by the Company in connection with the Plan; or (c) by delivery to the Company of other shares of Common Stock of the Company; provided, however, that if the Exercise Price of Shares acquired pursuant to this Option is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, the Exercise Price shall be paid only by shares of the Common Stock of the Company that have been held by the Optionholder for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). The Optionholder may, subject to procedures satisfactory to the Board, satisfy such delivery requirement by presenting proof of beneficial ownership of such Common Stock. 4. Period for Exercise. Subject to the provisions of the Plan, the Notice of Grant and this Option Agreement, the Optionholder may exercise this Option as to any vested Shares at any time prior to the earliest to occur of the following: (a) the Term/Expiration Date set forth in the Notice of Grant; (b) ninety (90) days following the date of the Optionholder’s termination of Continuous Service by the Company without Cause (other than as a result of death, Retirement or Disability) or by the Optionholder for any reason (other than as a result of Retirement); and (c) one (1) year following the date of the Optionholder’s termination of Continuous Service as a result of death or Disability; (d) two (2) years following the date of the Optionholder’s termination of Continuous Service as a result of Retirement; (e) the date of the Optionholder’s termination of Continuous Service by the Company for Cause. 5. Non-Transferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionholder only by the Optionholder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionholder. 6. Lock-Up. By exercising the Option, the Optionholder agrees that the Company (or a representative of the underwriter(s)) may, in connection with an underwritten registration of the offering of any equity securities of the Company under the Securities Act require that the Optionholder not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by the Optionholder, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. The Optionholder further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to Shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this section and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. 8. Entire Agreement; Governing Law. The Plan and the Notice of Grant are incorporated herein by reference. Except as expressly set forth in the Notice of Grant, the Plan, the Notice of Grant

Notice of Stock Option Grant -6- 11/2023 CONFIDENTIAL and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionholder with respect to the subject matter hereof. The Company may amend the terms of the Option; provided that the rights under any Option shall not be materially impaired by any such amendment except by means of a writing signed by the Company and the Optionholder. The Option is governed by the law of the State of Delaware, without regard to the principles of conflicts of law. 9. NO GUARANTEE OF CONTINUED SERVICE. THE OPTIONHOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). THE OPTIONHOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE OPTIONHOLDER'S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONHOLDER’S RELATIONSHIP (I) AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE; (II) AS A CONSULTANT PURSUANT TO THE TERMS OF OPTIONHOLDER’S AGREEMENT WITH THE COMPANY OR AN AFFILIATE; OR (III) AS A DIRECTOR PURSUANT TO THE BYLAWS OF THE COMPANY, AND ANY APPLICABLE PROVISIONS OF THE CORPORATE LAW OF THE STATE OR OTHER JURISDICTION IN WHICH THE COMPANY IS DOMICILED, AS THE CASE MAY BE.

Notice of Stock Option Grant -1- 11/2023 CONFIDENTIAL MUELLER WATER PRODUCTS, INC. SECOND AMENDED AND RESTATED 2006 STOCK INCENTIVE PLAN EXERCISE NOTICE Mueller Water Products, Inc. 1200 Abernathy Road Atlanta, GA 30328 Attention: Stock Plan Administrator 1. Exercise of Option. Effective as of today, ______________ __, 20__, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Mueller Water Products, Inc. (the “Company”) under and pursuant to the Amended and Restated 2006 Stock Incentive Plan (the “Plan”) and the Notice of Stock Option Grant and Stock Option Agreement dated ___________ ___, 20__ (the “Option Agreement”) with the Grant Number __________. The total purchase price for the Shares shall be $______, as required by the Option Agreement. 2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares in the form of: Cash or check in the amount of $_________, with any checks made payable to Mueller Water Products, Inc. Irrevocable instructions to sell shares acquired upon exercise in accordance with the terms of the Company’s “same day sale” program. ____________ shares of Common Stock, with a fair market value of $__________, as to which I am attesting ownership pursuant to the form of Tender of Already-Owned Shares by Attestation of Share Ownership Rather than Physical Delivery of Shares attached hereto as Attachment 2 (as further described in Attachment 1, Exercise via Attestation). 3. Tax Withholding. Purchaser has contacted the Company’s Stock Plan Administrator to confirm that the tax withholding due upon exercise of the Option is $__________. 4. Representations of Purchaser. (a) Purchaser has received, read and understood the Plan, the Notice of Grant and the Option Agreement and agrees to abide by and be bound by their terms and conditions. (b) Purchaser agrees: (i) to provide such additional documents as the Company may require pursuant to the terms of the Plan and (ii) to provide for the payment by Purchaser to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of this Option. (c) Purchaser hereby makes the following certifications and representations with respect to the Shares, which are being acquired by the Purchaser for his or her own account (or otherwise in compliance with applicable law) upon exercise of the Option as set forth above: (i) If Purchaser is an officer and/or director of the Company, Purchaser has contacted the Company’s Stock Plan Administrator to determine whether he or she is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and if so:

Notice of Stock Option Grant -2- 11/2023 CONFIDENTIAL • Purchaser has reviewed his or her transactions relative to Section 16 of the Exchange Act (“Section 16”); • The Company has informed the Purchaser that the grant of the Option is exempt from Section 16(b) of the Exchange Act either because (i) it was approved by the Company’s Board of Directors or a committee duly authorized by the Board pursuant to the rules issued under Section 16, or (ii) Purchaser has held the Option for six (6) months or more, and, therefore, this transaction may not be matched with a non-exempt purchase; and • Purchaser understands that the filing of a Form 4 with the U.S. Securities and Exchange Commission may be required because of this transaction. (ii) Purchaser understands that if he or she is an officer and/or director of the Company, Purchaser may be deemed an “affiliate” of the Company and is therefore subject to certain of the conditions set forth in Rule 144 of the Securities Act. (iii) Purchaser further acknowledges that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to Applicable Law. Purchaser agrees that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of his or her option documents and the Plan, to all of which the Purchaser hereby expressly assents. This agreement shall inure to the benefit of and be binding upon the Purchaser’s heirs, executors, administrators, successors and assigns. (iv) If Purchaser is selling some or all of these Shares in accordance with the terms of the Company’s “same day sale” program, Purchaser does not have access to, nor is Purchaser aware of, any nonpublic, material information regarding the Company that could or has influenced his or her decision to sell these Shares. (v) Purchaser further acknowledges that he or she has received a copy of the prospectus prepared by the Company, which provides information regarding the Company, the Plan and the Shares. (vi) Purchaser represents that he or she is entitled to exercise the Option with respect to the number of Shares that the Purchaser wishes to purchase hereby. (d) Purchaser agrees that, if required by the Company (or a representative of the underwriters) in connection with an underwritten registration of the offering of any equity securities of the Company under the Securities Act, or the similar laws of a foreign jurisdiction, Purchaser will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Shares or other securities of the Company held by Purchaser, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. Purchaser further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares until the end of such period. 5. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to

Notice of Stock Option Grant -3- 11/2023 CONFIDENTIAL vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares of the Company’s Common Stock subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionholder as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in the Plan. 6. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice. 7. Entire Agreement; Governing Law. The Plan, the Notice of Grant and Option Agreement are incorporated herein by reference. This agreement, the Plan, the Notice of Grant and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the law of the State of Delaware. 8. Clawback. The provisions of this Option Agreement and the Optionholder’s rights granted hereby are subject to the Optionholder’s obligations under, and the Company’s rights and remedies set forth in, any applicable compensation, clawback, recoupment or similar policies as may be adopted by the Company in effect from time to time, including, without limitation, the Mueller Water Products, Inc. Incentive Compensation Recovery Policy, as the same may be amended or supplemented from time to time, or any successor thereto (the “Clawback Policy”), the provisions of which are hereby incorporated by reference. Optionholder acknowledges having been provided with a copy of the Clawback Policy as in effect on the Date of Grant. Submitted by: Accepted by: PURCHASER: MUELLER WATER PRODUCTS, INC. ______________________ ______________________ (Signature) (Signature) ______________________ ______________________ (Print Name) (Print Name) Address: ______________________ ______________________ ______________________ ______________________ (Date Executed) (Date Received)